Exhibit 10.35

2014 EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS on March 24, 2014

1. Purpose of the Plan.

This 2014 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Infinity Augmented Reality, Inc., a Nevada corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that options granted pursuant to the Plan shall constitute nonqualified stock options (the “Nonqualified Options”). Nonqualified Options are hereinafter sometimes referred to as “Options”.

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2. Administration of the Plan.

The Board of Directors of the Company (the “Board”) may, in its discretion, appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3. Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4. Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 30,000,000 shares of the Company’s common stock, par value $0.00001 per share (the “Stock”), shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or award of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5. Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price.

(i)
For officers, directors or employees of the Company and for consultants or advisors of the Company, the purchase price of each share of Stock purchasable under an Option shall be determined by the Board.

(ii)	The exercise price for each Option shall be subject to adjustment as provided in Section 8 below.

(iii)
Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted.

(c) Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant, except that such vesting may be accelerated by action duly taken by the Board of Directors of the Company or the Committee or as otherwise defined in the employee's option grant agreement as authorized or approved by the Board of Directors or the Committee at the time of such grant or subsequently; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value (as hereinafter defined) of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

“Fair Market Value” means the closing price on the grant date (or other relevant date) of the Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by Bloomberg L.P. or as determined by the Committee in a manner consistent with the provisions of the Code.

Solely for purposes of the Plan, unless otherwise defined in an employment agreement between the Company or any Subsidiary and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i)
a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)
the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)
the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates;

(iv)
a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates; or

(v)	the Company shall consummate an initial public offering in which the gross proceeds to the Company are at least $20 million.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company or any Subsidiary and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided , however , that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest), (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(c), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of an Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided , however , that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided that if Disability is defined in an employment agreement between the Company or any Subsidiary and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement.

(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided , however , that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “ Normal Retirement ” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “ Early Retirement ” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service (including as a consultant, advisor or service provider) with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “Cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee may be represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty, breach of fiduciary duty or other act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided , however , that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii) In the event that an Optionee is removed as a director, officer, employee, consultant, advisor or service provider by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year (or such shorter period as may be specified in the Optionee’s employment agreement or consulting agreement, as the case may be) after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided , however , if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Good Reason” shall exist upon the occurrence of the following:

(A) the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B) a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C) the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement or consulting or similar agreement between the Company or any Subsidiary and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

6. Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company or any Subsidiary for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7. Term of Plan.

No Option or award of Restricted Stock shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8. Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 409A of the Code.

9. Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “ Securities Act ”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10. Taxes.

(a) The Company or any Subsidiary may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

11. Effective Date of Plan.

The Plan shall be effective on March 24, 2014; provided, however, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

12. Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan; and

(d) extend the term of any Option beyond that provided for in Section 5(b).

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”), and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13. Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14. General Provisions.

(a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

15. Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16. Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable federal law.

INFINITY AUGMENTED REALITY, INC.

2014 EQUITY INCENTIVE PLAN

APPENDIX A

FORM OF NONQUALIFIED STOCK OPTION AGREEMENT

This NONQUALIFIED STOCK OPTION AGREEMENT (the “Option Agreement”), dated as of the ____ day of ____________ 20__ (the “Grant Date”), is between INFINITY AUGMENTED REALITY, INC., a Nevada corporation (the “Company”), and _____________ (the “Optionee”), a director, officer or employees of, or consultant or advisor to, the Company or a Subsidiary of the Company (a “Related Corporation”), pursuant to the INFINITY AUGMENTED REALITY, INC. 2014 Equity Incentive Plan (the “Plan”).

WHEREAS, the Company desires to give the Optionee the opportunity to purchase shares of common stock of the Company, par value $0.00001 (“Common Shares”) in accordance with the provisions of the Plan, a copy of which is attached hereto;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Grant of Option. The Company hereby grants to the Optionee the right and option (the “Option”) to purchase all or any part of an aggregate of ___________________ (______) Common Shares. The Option is in all respects limited and conditioned as hereinafter provided, and is subject in all respects to the terms and conditions of the Plan now in effect and as it may be amended from time to time (but only to the extent that such amendments apply to outstanding options). Such terms and conditions are incorporated herein by reference, made a part hereof, and shall control in the event of any conflict with any other terms of this Option Agreement. The Option granted hereunder is intended to be a nonqualified stock option (“NQSO”) and not an incentive stock option (“ISO”) as such term is defined in section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Exercise Price. The exercise price of the Common Shares covered by this Option shall be $_________ per share. It is the determination of the committee administering the Plan (the “Committee”) that on the Grant Date the exercise price was not less than the par value of a Common Share.

3. Term. Unless earlier terminated pursuant to any provision of the Plan or of this Option Agreement, this Option shall expire on ___________ ___, 20__ (the “Expiration Date”), which date is not more than 10 years from the Grant Date. This Option shall not be exercisable on or after the Expiration Date.

4. Exercise of Option. The Option shall vest according to the following schedule, provided that Optionee remains continuously engaged as a director, officer or employee of, or consultant or advisor to, the Company or a Related Corporation from the date hereof through the applicable vesting date:

Date Installment Becomes Exercisable	Number of Shares
_______ Shares
an additional _______ Shares
an additional _______ Shares
an additional _______ Shares

The Committee may accelerate any vesting date of the Option, in its discretion, if it deems such acceleration to be desirable. Once the Option becomes exercisable, it will remain exercisable until it is exercised or until it terminates.

5. Method of Exercising Option. Subject to the terms and conditions of this Option Agreement and the Plan, the Option may be exercised by written notice to the Company at its principal office. The form of such notice is attached hereto and shall state the election to exercise the Option and the number of whole shares with respect to which it is being exercised; shall be signed by the person or persons so exercising the Option; and shall be accompanied by payment of the full exercise price of such shares. Only full shares will be issued.

The exercise price shall be paid to the Company:

(a) in cash, or by certified check, bank draft, or postal or express money order;

(b) through the delivery of Common Shares previously acquired by the Optionee;

(c) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount necessary to pay the exercise price of the Option;

(d) in Common Shares newly acquired by the Optionee upon exercise of the Option; or

(e) in any combination of (a), (b), (c) or (d) above.

In the event the exercise price is paid, in whole or in part, with Common Shares, the portion of the exercise price so paid shall be equal to the Fair Market Value of the Common Shares surrendered on the date of exercise.

Upon receipt of notice of exercise and payment, the Company shall deliver a certificate or certificates representing the Common Shares with respect to which the Option is so exercised. The Optionee shall obtain the rights of a shareholder upon receipt of a certificate(s) representing such Common Shares.

Such certificate(s) shall be registered in the name of the person so exercising the Option (or, if the Option is exercised by the Optionee and if the Optionee so requests in the notice exercising the Option, shall be registered in the name of the Optionee and the Optionee’s spouse, jointly, with right of survivorship), and shall be delivered as provided above to, or upon the written order of, the person exercising the Option. In the event the Option is exercised by any person after the death or disability (as determined in accordance with Section 22(e) (3) of the Code) of the Optionee, the notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All Common Shares that are purchased upon exercise of the Option as provided herein shall be fully paid and non-assessable.

Upon exercise of the Option, Optionee shall be responsible for all employment and income taxes then or thereafter due (whether Federal, State or local), and if the Optionee does not remit to the Company sufficient cash (or, with the consent of the Committee, Common Shares) to satisfy all applicable withholding requirements, the Company shall be entitled to satisfy any withholding requirements for any such tax by disposing of Common Shares at exercise, withholding cash from Optionee’s salary or other compensation or such other means as the Committee considers appropriate to the fullest extent permitted by applicable law. Nothing in the preceding sentence shall impair or limit the Company’s rights with respect to satisfying withholding obligations under Section 10 of the Plan.

6. Non-Transferability of Option. This Option is not assignable or transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or, in the event of his or her disability, by his or her guardian or legal representative.

7. Termination of Services. If the Optionee’s services with the Company and all Related Corporations are terminated for any reason (other than death or disability) prior to the Expiration Date, then this Option may be exercised by Optionee, as provided in the Plan. Any part of the Option that was not exercisable immediately before the termination of Optionee’s services shall terminate at that time.

8. Disability. If the Optionee becomes disabled (as determined in accordance with section 22(e)(3) of the Code) during the period of his or her service and, prior to the Expiration Date, the Optionee’s services are terminated as a consequence of such disability, then this Option may be exercised by the Optionee or by the Optionee’s legal representative, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of such termination of services, at any time prior to the earlier of (i) the Expiration Date or (ii) one year after such termination of services. Any part of the Option that was not exercisable immediately before the Optionee’s termination of services shall terminate at that time.

9. Death. If the Optionee dies during the period of his or her services and prior to the Expiration Date, or if the Optionee’s services are terminated for any reason (as described in Paragraphs 7 and 8) and the Optionee dies following his or her termination of services but prior to the earliest of (i) the Expiration Date, or (ii) the expiration of the period determined under Paragraph 7 or 8 (as applicable to the Optionee), then this Option may be exercised by the Optionee’s estate, personal representative or beneficiary who acquired the right to exercise this Option by bequest or inheritance or by reason of the Optionee’s death, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of his or her death, at any time prior to the earlier of (i) the Expiration Date or (ii) one year after the date of the Optionee’s death. Any part of the Option that was not exercisable immediately before the Optionee’s death shall terminate at that time.

10. Securities Matters. (a) If, at any time, counsel to the Company shall determine that the listing, registration or qualification of the Common Shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of Common Shares hereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. The Company shall be under no obligation to apply for or to obtain such listing, registration or qualification, or to satisfy such condition. The Committee shall inform the Optionee in writing of any decision to defer or prohibit the exercise of an Option. During the period that the effectiveness of the exercise of an Option has been deferred or prohibited, the Optionee may, by written notice, withdraw the Optionee’s decision to exercise and obtain a refund of any amount paid with respect thereto.

(b) The Company may require: (i) the Optionee (or any other person exercising the Option in the case of the Optionee’s death or Disability) as a condition of exercising the Option, to give written assurances, in substance and form satisfactory to the Company, to the effect that such person is acquiring the Common Shares subject to the Option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to make such other representations or covenants; and (ii) that any certificates for Common Shares delivered in connection with the exercise of the Option bear such legends, in each case as the Company deems necessary or appropriate, in order to comply with federal and applicable state securities laws, to comply with covenants or representations made by the Company in connection with any public offering of its Common Shares or otherwise. The Optionee specifically understands and agrees that the Common Shares, if and when issued upon exercise of the Option, may be “restricted securities,” as that term is defined in Rule 144 under the Securities Act of 1933 and, accordingly, the Optionee may be required to hold the shares indefinitely unless they are registered under such Securities Act of 1933, as amended, or an exemption from such registration is available.

(c) The Optionee shall have no rights as a shareholder with respect to any Common Shares covered by the Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to the Optionee for such Common Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

11. Governing Law. This Option Agreement shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Nevada (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of the Optionee under, the Plan and Options granted thereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Nonqualified Stock Option Agreement to be duly executed by its duly authorized officer, and the Optionee has hereunto set his or her hand and seal, all as of the ____ day of ___, 20__.

INFINITY AUGMENTED REALITY, INC.

By:

Name:

Title:

Optionee

INFINITY AUGMENTED REALITY, INC.

2014 EQUITY INCENTIVE PLAN

Notice of Exercise of Nonqualified Stock Option

I hereby exercise the nonqualified stock option granted to me pursuant to the Nonqualified Stock Option Agreement dated as of ______________ __, 20__, by Infinity Augmented Reality, Inc. (the “Company”), with respect to the following number of shares of the Company’s common stock (“Shares”), par value $0.00001 per Share, covered by said option:

Number of Shares to be purchased:	_______

Purchase price per Share:	$_______

Total purchase price:	$_______

___	A.	Enclosed is cash or my certified check, bank draft, or postal or express money order in the amount of $ __________ in full/partial [circle one] payment for such Shares;

and/or

___	B.	Enclosed is/are Share(s) with a total fair market value of $ on the date hereof in full/partial [circle one] payment for such Shares;

and/or

___	C.
I have provided notice to [insert name of broker], a broker, who will render full/partial [circle one] payment for such Shares.  [Optionee should attach to the notice of exercise provided to such broker a copy of this Notice of Exercise and irrevocable instructions to pay to the Company the full exercise price.]

and/or

___	D.	I elect to satisfy the payment for Shares purchased hereunder by having the Company withhold newly acquired Shares pursuant to the exercise of the Option.

Please have the certificate or certificates representing the purchased Shares registered in the following name or names: _______________________________________; and sent to _____________________________________.

DATED: ______________ ___, 20__		*
Optionee’s Signature

Certificates may be registered in the name of the Optionee alone or in the joint names (with right of survivorship) of the Optionee and his or her spouse.